Unaudited Pro Forma Information	12 Months Ended
Dec. 31, 2019
Earnings Per Share, Pro Forma [Abstract]
Unaudited Pro Forma Information
26. Unaudited pro forma information
Pursuant to the Company’s memorandum and articles of association, the Company’s redeemable preferred shares will be automatically converted into common shares upon a qualified initial public offering.
The unaudited pro forma balance sheet as of December 31, 2019 reflects the effect of the conversion of redeemable preferred shares as if the conversion occurred on December 31, 2019.
The unaudited pro forma basic and diluted net profit per common share reflects the effect of the conversion of redeemable preferred shares, as if the conversion occurred as of the beginning of the period or the original date of issuance, if later.

Year Ended December 31, 2019 (RMB in thousands, except share and per share data)
RMB
Numerator:
Net (loss)/profit attributable to common shareholders	(25,383)
Redeemable preferred shares redemption value accretion reversed	32,854
Income allocation to participating redeemable common shares holders	7,431

Numerator for pro forma basic and diluted net profit per share	14,902

Denominator:
Weighted average number of common shares used in calculating pro forma basic and diluted net profit per share	902,491,288
Dilutive effect of restricted shares	3,220,130
Weighted average number of common shares used in calculating pro forma net income per share—diluted	905,711,418

Pro forma basic and diluted net (loss)/profit per share	0.017

Pro forma diluted net (loss)/profit per share	0.017